Exhibit 99.1

Unaudited Pro Forma Condensed Consolidated Financial Statements

On February 14, 2019, our wholly-owned subsidiaries HP Shelby, LLC, HP Hamlet, LLC, HP Carteret, LLC, and the Company’s 95%-owned subsidiary, HP Winston-Salem, LLC, pursuant to a Purchase and Sale Agreement (the “Agreement”) with Agemark Acquisition, LLC (the “Purchaser”), sold to the Purchaser (the “Sale”) the following four properties located in North Carolina (“NC Properties”): The Shelby House, a 72-bed assisted living facility located in Shelby, North Carolina; The Hamlet House, a 60-bed assisted living facility located in Hamlet, North Carolina, The Carteret House, a 64-bed assisted living facility located in Newport, North Carolina and Danby House, a 100-bed assisted living and memory care facility located in Winston-Salem, North Carolina.  As a result of the Sale, as of February 15, 2019, the NC Properties will no longer be included in our consolidated financial statements.

The following unaudited pro forma condensed consolidated statements of operations of the Company for the year ended December 31, 2017 and for the nine month period ended September 30, 2018 are presented as if the Sale had occurred as of January 1, 2017. The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2018 assumes that the Sale occurred on September 30, 2018.

The unaudited pro forma condensed consolidated financial statements are presented based on information currently available, are intended for informational purposes only, and do not purport to represent what Summit’s financial position and results of operations actually would have been had the Sale occurred on the dates indicated, or to project Summit's financial performance for any future period.

The unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read in conjunction with the audited consolidated financial statements and accompanying notes and “Management's Discussion and Analysis of Financial Condition and Results of Operations” included in Summit's Form 10-K for the fiscal year ended December 31, 2017 and the unaudited condensed consolidated financial statements and accompanying notes and “Management's Discussion and Analysis of Financial Condition and Results of Operations” included in Summit's Form 10-Q for the period ended September 30, 2018.

The Historical column in the Unaudited Pro Forma Condensed Consolidated Statements of Operations and in the Unaudited Pro Forma Condensed Consolidated Balance Sheet reflect Summit's historical financial statements as of and for the periods presented.

The information in the Pro-forma adjustments column in the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2017 was derived from the audited information supporting the Form 10-K for the fiscal year ended December 31, 2017. The information in the Pro-forma adjustments column in the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2018 was derived from the unaudited information supporting the Form 10-Q for the nine months ended September 30, 2018.

SUMMIT HEALTHCARE REIT, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of September 30, 2018

	Historical	Pro forma adjustments		Pro forma

ASSETS
Cash and cash equivalents	$11,014,000	$6,510,000	D	$17,524,000
Restricted cash	3,559,000	(1,145,000)	A	2,414,000
Real estate properties, net	67,615,000	(19,097,000)	A	48,518,000
Notes receivable	781,000	-		781,000
Tenant and other receivables, net	4,479,000	(1,421,000)	A	3,058,000
Deferred leasing commissions, net	1,168,000	(499,000)	A	669,000
Other assets, net	235,000	-		235,000
Equity-method investment	9,865,000	-		9,865,000
Total assets	$98,716,000	$(15,652,000)		$83,064,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable and accrued liabilities	2,188,000	(368,000)	A	1,820,000
Accrued salaries and benefits	41,000	-		41,000
Security deposits	1,208,000	(543,000)	A	665,000
Loans payable, net of debt discounts	64,277,000	(18,758,000)	A	45,519,000
Total liabilities	67,714,000	(19,669,000)		48,045,000

Preferred stock, $0.001 par value; 10,000,000 shares authorized; no shares issued or outstanding September 30, 2018	-	-		-
Common stock, $0.001 par value; 290,000,000 shares authorized; 23,027,978 shares issued and outstanding at September 30, 2018	23,000	-		23,000
Additional paid-in capital	117,427,000	-		117,427,000
Accumulated deficit	(86,796,000)	4,017,000	C	(82,779,000)
Total stockholders’ equity	30,654,000	4,017,000		34,671,000
Noncontrolling interest	348,000	-		348,000
Total equity	31,002,000	4,017,000		35,019,000
Total liabilities and stockholders’ equity	$98,716,000	$(15,652,000)		$83,064,000

See accompanying notes to the unaudited condensed consolidated pro forma financial statements.

SUMMIT HEALTHCARE REIT, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2018

	Historical	Pro forma adjustments		Pro forma

Revenues:
Rental revenues	$6,196,000	$(1,957,000)	B	$4,239,000
Tenant reimbursements and other income	843,000	(253,000)	B	590,000
Acquisition and asset management fees	541,000	-		541,000
Interest income from notes receivable	48,000	-		48,000
	7,628,000	(2,210,000)		5,418,000
Expenses:
Property operating costs	941,000	(253,000)	B	688,000
General and administrative	2,956,000	(42,000)	B	2,914,000
Depreciation and amortization	2,350,000	(813,000)	B	1,537,000
	6,247,000	(1,108,000)		5,139,000
Operating income	1,381,000	(1,102,000)	B	279,000

Income from equity-method investee	321,000	-		321,000
Other income	63,000	-		63,000
Interest expense	(2,784,000)	661,000	B	(2,123,000)
Gain on note receivable	186,000	-		186,000
Loss from continuing operations	$(833,000)	$(441,000)		$(1,274,000)

Basic and diluted loss per common share from continuing operations applicable to common stockholders	$(0.04)			$(0.06)
Weighted average shares used to calculate basic and diluted net loss per common share	23,027,978			23,027,978

See accompanying notes to the unaudited condensed consolidated pro forma financial statements.

SUMMIT HEALTHCARE REIT, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

	Historical	Pro forma adjustments		Pro forma

Revenues:
Rental revenues	$6,386,000	$(2,709,000)	B	$3,677,000
Tenant reimbursements and other income	862,000	(363,000)	B	499,000
Acquisition and asset management fees	838,000	-		838,000
Interest income from notes receivable	180,000	-		180,000
	8,266,000	(3,072,000)		5,194,000
Expenses:
Property operating costs	989,000	(363,000)	B	626,000
General and administrative	5,051,000	(42,000)	B	5,009,000
Depreciation and amortization	3,083,000	(1,084,000)	B	1,999,000
	9,123,000	(1,489,000)		7,634,000
Operating loss	(857,000)	(1,583,000)	B	(2,440,000)

Income from equity-method investee	586,000	-		586,000
Other income	40,000	-		40,000
Interest expense	(3,013,000)	891,000	B	(2,122,000)
Loss from continuing operations	$(3,244,000)	$(692,000)		$(3,936,000)

Basic and diluted loss per common share from continuing operations applicable to common stockholders	$(0.14)			$(0.17)
Weighted average shares used to calculate basic and diluted net loss per common share	23,027,978			23,027,978

See accompanying notes to the unaudited condensed consolidated pro forma financial statements.

SUMMIT HEALTHCARE REIT, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Note A:

The following assets and liabilities related to the NC Properties were included in the consolidated balance sheet as of September 30, 2018 and are being removed in the unaudited pro forma condensed consolidated balance sheet as a result of the Sale:

ASSETS
Restricted cash	1,145,000
Real estate properties, net	19,097,000
Tenant and other receivables, net	1,421,000
Deferred leasing commissions, net	499,000
Total assets	$22,162,000

LIABILITIES
Accounts payable and accrued liabilities	$368,000
Security deposits	543,000
Loan payable, net of debt discount	18,758,000
Total liabilities	$19,669,000

Net Equity	$2,493,000

Note B:

The following operations for the year ended December 31, 2017 and the nine months ended September 30, 2018 related to the NC Properties have been removed from the historical balances for pro forma purposes:

	For the Year Ended December 31, 2017	For the Nine Months Ended September 30, 2018
Revenues:
Rental revenues	$2,709,000	$1,957,000
Tenant reimbursements and other income	363,000	253,000
	3,072,000	2,210,000
Expenses:
Property operating costs	363,000	253,000
General and administrative	42,000	42,000
Depreciation and amortization	1,084,000	813,000
	1,489,000	1,108,000
Operating income	1,583,000	1,102,000

Interest expense	(891,000)	(661,000
Income from continuing operations	$692,000	$441,000

Note C:

The following computes the estimated gain of the NC Properties as of the date noted below. Additionally, as the NC Properties loans payable are HUD-insured loans and are not being assumed by the buyer, we were charged a prepayment penalty in the aggregate amount of approximately $1.2 million, which is included below. The estimated gain on the Sale is reflected as an adjustment to accumulated deficit in the unaudited pro forma condensed consolidated balance sheet and is not reflected in the unaudited pro forma condensed consolidated statements of operations as it is nonrecurring.

Total purchase price	$27,000,000
Less: Sale of real estate properties	(19,097,000)
Less: Write off of straight line rent	(1,421,000)
Less: Write off of leasing commissions	(499,000)
Less: Prepayment penalty and debt issuance costs	(1,966,000)
Estimated gain on Sale as of September 30, 2018	$4,017,000

The following computes the estimated gain as of February 14, 2019:

Total purchase price	$27,000,000
Less: Sale of real estate properties	(18,798,000)
Less: Write off of straight line rent	(1,486,000)
Less: Write off of leasing commissions	(475,000)
Less: Prepayment penalty and debt issuance costs	(1,950,000)
Estimated gain on Sale as of February 14, 2019	$4,291,000

Note D:

The following computes the cash proceeds from the Sale of the NC Properties as of September 30, 2018:

Total purchase price	$27,000,000
Less: Loans payable plus prepayment penalty and interest	(20,795,000)
Less: Tenant liabilities to be refunded and security deposit refunded	(840,000)
Plus: Restricted cash retained	1,145,000
Net cash received from Sale	$6,510,000

The following computes the cash proceeds from the Sale of the NC Properties as of February 14, 2019:

Total purchase price	$27,000,000
Less: Loans payable plus prepayment penalty and interest	(20,642,000)
Less: Tenant liabilities to be refunded and security deposit refunded	(843,000)
Plus: Restricted cash retained	1,127,000
Net cash received from Sale	$6,642,000